Exhibit 10.3

EXECUTION COPY

PMT ISSUER TRUST - FMSR,
as Issuer

and

CITIBANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC CORP.
as Administrator and as Servicer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

and

CITIBANK, N.A.,

as Noteholder

__________

AMENDMENT NO. 1
Dated as of June 29, 2018

to the

SERIES 2017-VF1 INDENTURE SUPPLEMENT
Dated as of December 20, 2017

__________

PMT ISSUER TRUST - FMSR

MSR COLLATERALIZED NOTES,
SERIES 2017-VF1

60958.000211 EMF_US 69317947v8

AMENDMENT NO. 1 TO SERIES 2017-VF1 INDENTURE SUPPLEMENT

This Amendment No. 1 to the Series 2017-VF1 Indenture Supplement (this “Amendment”) is dated as of June 29, 2018, by and among PMT ISSUER TRUST - FMSR, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), PENNYMAC CORP., as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”) and CITIBANK, N.A. (“Citi”), together, the noteholders of 100% of Outstanding Notes (the “Noteholders”).

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent are parties to that certain Indenture, dated as of December 20, 2017 (as amended by Amendment No. 1 to the Base Indenture, dated as of April 25, 2018, and as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of December 20, 2017 (as amended, restated, supplement or otherwise modified from time to time, the “VFN Indenture Supplement”, and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholders have agreed, subject to the terms and conditions of this Amendment, that the VFN Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the VFN Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, there is currently one Outstanding Series of Notes, the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to PennyMac Corp. (“PMC”) pursuant to the terms of the VFN Indenture Supplement, and which was purchased by CSCIB and Citi under the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among the Administrative Agent, CSCIB, as buyer, Citi, as buyer, and PMC, as seller (the “VF1 Repurchase Agreement”), pursuant to which PMC sold all of rights, title and interest in the Series 2017-VF1 Note to CSCIB and Citi;

WHEREAS, pursuant to the VFN Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the VFN Indenture Supplement to be given or taken by a Noteholder shall be taken by the VFN Repo Buyer, as buyer of the Series 2017-VF1 Note under the VF1 Repurchase Agreement;

WHEREAS, pursuant to Section 11 of the VFN Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the VFN Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Outstanding Notes; and

WHEREAS, as of the date hereof, the Series 2017-VF1 Note is not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the VFN Indenture Supplement is hereby amended as follows:

Section 1.Amendment to the VFN Indenture Supplement

(a)The VFN Indenture Supplement is hereby amended by deleting the definitions of “Margin” and “VFN Repo Buyer” from Section 2 thereof in their entirety and replacing them with the following:

“Margin” means, for the Series 2017-VF1 Notes, 2.50% per annum.

“VFN Repo Buyer” means each of Credit Suisse First Boston Mortgage Capital LLC, Citibank, N.A. and the buyers named under the VF1 Repurchase Agreement from time to time, and each of their permitted successors and assigns.

(b)The VFN Indenture Supplement is hereby amended by deleting Section 6(d) thereof in its entirety and replacing it with the following:

(d)The parties hereto acknowledge that the Series 2017-VF1 Note will be financed by the VFN Repo Buyer under the Series 2017-VF1 Repurchase Agreement, pursuant to which PMC will sell all its rights, title and interest in the Series 2017-VF1 Note to the VFN Repo Buyer.  The parties hereto acknowledge that with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by the VFN Repo Buyer, as the buyer of the Series 2017-VF1 Note under the Series 2017-VF1 Repurchase Agreement.  Subject to the foregoing, the Administrative Agent and the Issuer further confirm that the Series 2017-VF1 Note issued on the Issuance Date pursuant to this Indenture Supplement shall be issued in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as VFN Repo Buyer, and Citibank, N.A., as VFN Repo Buyer”.  The Issuer and the Administrative Agent hereby direct the Indenture Trustee to issue the Series 2017-VF1 Note in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as VFN Repo Buyer, and Citibank, N.A., as VFN Repo Buyer”.

Section 2.Replacement of Series 2017-VF1 Note.  The parties hereto acknowledge that the Series 2017-VF1 Note No. 1, dated as of December 20, 2017 with a Maximum VFN Principal Balance of $1,000,000,000 is deemed cancelled and no longer outstanding and is replaced with No. 2, to be dated as of the date hereof with a Maximum VFN Principal Balance of $1,000,000,000.

Section 3.No Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, there are no Classes or Series of Outstanding Notes rated by any Note Rating Agency.

Section 4.Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon satisfaction of the following conditions (the “Amendment Effective Date”):

(a)	the execution and delivery of this Amendment by all parties hereto; and
(b)	the delivery of the Issuer Tax Opinion.

Section 5.Consent, Acknowledgment and Waiver.  By execution of this Amendment, each of CSCIB and Citi, in its capacity as Noteholder of the Outstanding Notes, hereby consents to this Amendment.  The Noteholders certify that together, they are the sole Noteholders of the Series 2017-VF1 Note with the right to instruct the Indenture Trustee.  In addition, each Noteholder certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of such Noteholder is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by each Noteholder of this Amendment should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date.  The Noteholders further hereby instruct the Indenture Trustee to execute this Amendment, thereby waiving the requirement for the delivery of the authorization opinion pursuant to Section 12.3 of the Base Indenture.

Section 6.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholders that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

Section 7.Limited Effect.  Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 8.No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 9.Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 10.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.Counterparts.  The Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.Entire Agreement.  The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 13.Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PMT ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	Vice President

[PMT ISSUER TRUST - FMSR Amendment No. 1  to Series 2017-VF1 Indenture Supplement]

PENNYMAC CORP., as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[PMT ISSUER TRUST - FMSR Amendment No. 1  to Series 2017-VF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PMT ISSUER TRUST - FMSR Amendment No. 1  to Series 2017-VF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PMT ISSUER TRUST - FMSR Amendment No. 1  to Series 2017-VF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Noteholder of the Series 2017-VF1 Variable Funding Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Kwaw de Graft-Johnson
Name:	Kwaw de Graft-Johnson
Title:	Authorized Signatory

[PMT ISSUER TRUST - FMSR Amendment No. 1  to Series 2017-VF1 Indenture Supplement]

CONSENTED TO BY:

CITIBANK, N.A., as Noteholder of the Series 2017-VF1 Variable Funding Note

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President Citibank, N.A.

[PMT ISSUER TRUST - FMSR Amendment No. 1  to Series 2017-VF1 Indenture Supplement]